FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2005 (date of authorizing board meeting)

Community First Financial Corporation

(Exact name of registrant as specified in its charter):

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Virginia	000-49909	81-0556879

(Address of principal executive offices)	(Zip Code):
1646 Graves Mill Road, Lynchburg, VA	24502

Registrant’s telephone number, including area code: 434.386.6312

(Former name or former address, if changed since last report.): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): Not applicable

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events.

Community First Financial Corporation (the “Corporation”) has announced that its Board of Directors authorized a settlement with respect to its outstanding lawsuit by a bank participating in a prior loan arrangement, in the amount of $140,000. An initial payment of $70,000 has been made and a final payment of $70,000 will be made on or before September 30, 2005.

Item 9.01 Exhibit.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST FINANCIAL CORPORATION	Date: May 24, 2005

/s/ F. F. Falls
F. F. Falls
Vice President “Chief Financial Officer”